                                                                    Exhibit 10.5




                       DATED THE 1ST DAY OF SEPTEMBER 1998





                          CHU KI KWAN & LEUNG SHUK KUEN


                                       AND


                              TOYMAX (H.K.) LIMITED




               **************************************************




                                TENANCY AGREEMENT




               **************************************************



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                                   PARTICULARS

-------------------------------- ----------------------------------------------------------------------------

           COLUMN 1                                               COLUMN 2
           --------                                               --------

-------------------------------- ----------------------------------------------------------------------------

Date of Agreement                1st day of September, 1998

-------------------------------- ----------------------------------------------------------------------------

Landlord                         Mr. Chu Ki Kwan and Madam Leung Shuk Kuen of Flat B, 14th Floor, Block 3,
                                 Sunny Villa, 218-240 Castle Peak Road, Tsuen Wan, NT

-------------------------------- ----------------------------------------------------------------------------

Tenant Toymax (H.K.) Limited whose registered office is at Units A & B, 3rd Floor CDW Building,
                                 382-392 Castle Peak Road, Tsuen Wan, N.T., Hong
                                 Kong.

-------------------------------- ----------------------------------------------------------------------------

Property                         Units 1107  & 1108 (partial) 11th Floor, Concordia Plaza, No. 1 Science
                                 Museum Road, Tsimshatsui East, Kowloon  (details of the property are shown on the First Schedule to this agreement)

-------------------------------- ----------------------------------------------------------------------------

Term (Fixed)                     Two years

-------------------------------- ----------------------------------------------------------------------------

Commencement Date                1st day of September, 1998

-------------------------------- ----------------------------------------------------------------------------

Rent                             (Fixed Term) Rent of HONG KONG DOLLARS
                                 Thirty-Seven Thousand Eight Hundred and Forty
                                 ONLY (HK$37,840) per calendar month

-------------------------------- ----------------------------------------------------------------------------

Rent Days                        1st day of every calendar month

-------------------------------- ----------------------------------------------------------------------------

Deposit (Rental)                 Sum of HONG KONG DOLLARS Seventy-Five Thousand Six Hundred and Eighty
                                 ONLY. (HK$75,680)

-------------------------------- ----------------------------------------------------------------------------
-------------------------------- ----------------------------------------------------------------------------


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-------------------------------- ----------------------------------------------------------------------------

Permitted Use                    As office and showroom

-------------------------------- ----------------------------------------------------------------------------



                    THIS AGREEMENT is made on the date stated as the Date of Agreement in the Particulars BETWEEN (1) the Landlord and
                    (2) the Tenant

                    WHEREBY IT IS AGREED as follows:-

DEFINITIONS         1.     (1)      In this Agreement the following expressions
                                    have the following meanings :
                                    (a)    expressions in Column 1 of the
                                           preceding table hereof have the
                                           meanings assigned to them by Column 2
                                           thereof.
                                    (b)    the Landlord includes its successors
                                           in title.
                           (2)      Where the Tenant is more than one person
                                    their obligations shall be joint and
                                    several.
                           (3)      Unless the context otherwise requires, words
                                    herein importing the masculine feminine or neuter gender shall include the others of them and words herein in the singular shall include the plural and vice versa.
                           (4)      The marginal notes are intended for guidance
                                    only and do not form part of this Agreement nor shall any of the provisions in this Agreement be construed or interpreted by reference thereto or be in any way affected or limited thereby.
                           (5)      Any reference to any Ordinance includes a
                                    reference to that Ordinance as amended or replaced from time to time and to subordinate legislation or bye-law made thereunder.

LETTING TERM     2.     The landlord shall let and the Tenant shall take ALL
AND RENT                THAT the property for the Term from the Commencement
                        Date paying therefor during the Term the Rent (exclusive of rates) payable in advance on the Rent Days free of all deductions whatsoever the first payment to be made on the signing hereof.

TENANT           3.     The Tenant agrees with the Landlord as follows :-
OBLIGATIONS
TO PAY RENT                (1)      To pay the Rent as aforesaid without any set
                                    off or deduction whatsoever.
TO PAY RATES AND           (2)      To pay and discharge all rates, taxes,
OUTGOINGS                           assessments, duties, charges, impositions
                                    and outgoings whatsoever of an annual or recurring nature to be harged or imposed in respect of the Property or upon the Landlord or occupier in respect thereof (Crown rent and Property Tax only excepted). Details concerning Tenant? obligation under this clause are further explained in the Second
                                    Schedule to this agreement.

                           (3)      To pay and discharge all charges for water,
                                    electricity, gas, telephone and other
                                    services, whatsoever to be charged or
                                    imposed in respect of the Property and to
                                    pay all necessary deposits (if any) for the
                                    meters therefor. Details concerning Tenant's
                                    obligation
                                    under this clause are further explained in
                                    the Second Schedule to this agreement.
TO PAY MANAGEMENT          (4)      To pay and discharge all service management
FEES                                and maintenance charges payable by
                                    the owner or occupier of the Property as
                                    required by the Incorporated Owners of
                                    the Building of which the Property forms
                                    part ( "the Building") or the management
                                    agent or any other competent body by virtue
                                    of the Deed of Mutual Covenant or any other
                                    Management Agreement relating to the
                                    Building. Details concerning Tenant's
                                    obligation under this clause are further
                                    explained in the Second Schedule to this
                                    agreement.
TO MAINTAIN                (5)      At the Tenant's expense to keep all the
PROPERTY IN REPAIR                  interior of the Property including the
                                    flooring and interior plaster or other
                                    finishes or rendering to walls, floors and ceilings and the Landlord's fixtures therein including all doors, windows, plumbing and sanitary apparatus, electrical installations and wiring in good, clean tenantable repair and condition and properly preserved and painted (reasonable wear and tear excepted) and so to maintain the same at the expenses of the Tenant and to deliver up the same to the Landlord at the expiration or sooner determination of the Term in like condition except as aforesaid.

TO BE RESPONSIBLE          (6)      To be wholly responsible for any loss,
FOR INTERIOR                        damage or injury caused to any person
DEFECTS                             whomsoever directly or indirectly through
                                    the defective or damaged condition of any
                                    part of or any installation in the Property
                                    caused by any act or default of the Tenant
                                    and to make good the same by payment or
                                    otherwise and to indemnify the Landlord
                                    against all actions, proceedings, claims and
                                    demands made upon the Landlord in respect of
                                    any such loss, damage or injury and all
                                    costs and expenses incidental thereto.
TO REPLACE GLASS           (7)      To replace at the Tenant's own expense any
                                    glass in any doors or windows of the
                                    Property that may become broken, from
                                    whatever cause, during the tenancy.
TO ALLOW ACCESS            (8)      To permit the Landlord and all persons
TO LANDLORD                         authorised by the Landlord upon notice and
                                    at all reasonable times except in cases of emergency to enter (or in cases of emergency or where the Landlord does not receive any response from the Tenant within seven days of the service of such notice to break and enter) the Property to :
                                    (a)      ascertain whether the Tenant's
                                             obligations under and the
                                             conditions of this Agreement have
                                             been observed and performed,
                                    (b)      view (and to open up floors and
                                             ceiling where the same is required
                                             in order to view) the state of
                                             repair and condition of the
                                             Property,
                                    (c)      take schedules or inventories of
                                             fixtures and fittings and other
                                             items in the Property,
                                    (d)      carry out work or do anything
                                             whatsoever comprised within
                                             the Landlord's obligations in this
                                             Agreement.

                                    Provided that any such opening-up shall
                                    be made good by and at the cost of the
                                    Landlord where the same reveals no
                                    breaches of the terms or conditions
                                    hereof.
TO EXECUTE                 (9)      Forthwith to comply with any notice given by
REPAIRS ON NOTICE                   the Landlord specifying any works or
                                    repairs which the Tenant has failed to
                                    execute in breach of the terms hereof
                                    Provided that if within fourteen days of the
                                    service of such a notice the Tenant shall
                                    not have commenced and be proceeding
                                    diligently with the execution of the works
                                    or repairs specified or shall fail to
                                    complete within one month (or any other
                                    reasonable period stipulated by the
                                    Landlord), then to permit the Landlord to
                                    enter the Property to execute such works or
                                    repairs, and to pay to the Landlord upon
                                    demand the cost of so doing and all expenses
                                    (including any professional fees) incurred
                                    by the Landlord.
NOT TO INJURE              (10)     Not to cut maim or injure or permit or
PROPERTY                            suffer to be cut maimed or injured any
                                    doors, windows, walls, beams, structural
                                    members or any part of the fabric of the
                                    Property nor any of the plumbing or sanitary
                                    apparatus or installations included therein,
                                    nor to overload the floors ceilings or walls
                                    of the Property.
NOT TO ASSIGN              (11)     Not to assign underlet or otherwise part
                                    with the possession of the Property or any part thereof in any way whether by way of subletting lending sharing or other means whereby any person or persons not a party to this Agreement obtains the use or possession of the Property or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer sub-letting sharing assignment or parting with the possession of the Property
                                    (whether for monetary consideration or not) this Agreement shall absolutely determine and the Tenant shall forthwith vacate the Property on notice to that effect from the Landlord. This tenancy shall be personal to the Tenant itself and without in any way limiting the generality of the foregoing the following acts and events shall unless approved in writing by the Landlord be deemed to be breaches of this sub-clause :-
                                    (a)    In the case of a tenant which is a
                                           partnership the taking in of one or
                                           more new partners whether on the
                                           death or retirement of an existing
                                           partner or otherwise.
                                    (b)    In the case of a tenant who is an
                                           individual (including a sole
                                           surviving partner of a partnership)
                                           the taking up of the tenancy upon the
                                           death, insanity or other disability
                                           of that individual by the executors
                                           administrators personal
                                           representatives next-of-kin trustees
                                           or committee of any such individual,
                                           or the admission of a new partner or
                                           partners.
                                    (c)    In the case of a tenant which is a
                                           corporation any take-over by
                                           other company or persons,
                                           amalgamation, merger, reconstruction
                                           or liquidation of the Tenant itself.
                                    (d)    The giving by the Tenant of a Power
                                           of Attorney or similar authority
                                           whereby the donee of the Power
                                           obtains the right to use possess
                                           occupy or enjoy the same.
                                    (e)    The change of the Tenant business
                                           name or nature of business without
                                           the previous written consent of the
                                           Landlord which consent shall not be
                                           unreasonably withheld.

NOT TO PRODUCE             (12)     Not to produce or permit or suffer to be
NOISE                               produced any music, noise (including sound
                                    produced by broadcasting or any apparatus or
                                    equipment capable of producing reproducing
                                    receiving or recording sound) so as to be a
                                    nuisance or annoyance to the Landlord or to
                                    occupiers of other premises or in the
                                    neighbourhood or in anywise against the laws
                                    or regulations of Hong Kong.
NOT TO CAUSE               (13)     Not to do or permit or suffer to be done any
NUISANCE                            act or thing which may be or become a
                                    nuisance or annoyance to the Landlord or to
                                    the tenants or occupiers of other premises
                                    in the neighbourhood.
INDEMNITY                  (14)     To indemnify the Landlord against all
                                    actions costs claims and demands made upon
                                    or against the Landlord in respect of damage
                                    to the person or property of any person
                                    caused by or through or arising out of any
                                    breach, non-observance, non-performance and
                                    non-compliance by the tenant of any of the
                                    terms, conditions and covenants subject to
                                    and under which the Property is held.
NOT TO STORE               (15)     Not to keep or store or permit or suffer to
DANGEROUS                           be kept or stored on or in the Property any
GOODS                               arms ammunition gunpowder saltpetre kerosene
                                    or other explosive or combustible or
                                    hazardous goods or substance.
USER                       (16)     Not to use or permit or suffer to be used
                                    the Property for any purpose other than the
                                    Permitted Use.
PROHIBITED USES            (17)     Not to use or permit or suffer the Property
                                    to be used for any illegal or immoral
                                    purpose.
VITIATING                  (18)     Not to do or permit or suffer to be done in
INSURANCE                           the Property anything which may avoid any
                                    policy or policies of insurance in respect of the Property or increase any premium payable for the same and to indemnify the Landlord against all loss and damage suffered in consequence of any breach of this sub-clause and to pay to the landlord any increase in the insurance premium attributable to the Property by a breach of this sub-clause such payment of increased premium to be made by the Tenant on demand and recoverable as rent in arrear.

INSURANCE                  (19)     (a)    To effect and maintain during the
                                           currency of this tenancy insurance
                                           cover in respect of the following and
                                           on terms set out hereunder :-
                                           (i)    Third Party
                                                  In respect of third party
                                                  liability of the landlord and
                                                  liability for loss injury or
                                                  damage to any person or
                                                  property whatsoever caused
                                                  through or by any act default
                                                  or neglect of the Tenant which
                                                  might give rise to a claim for
                                                  indemnity pursuant to Clause 3
                                                  (14) hereof;
                                           (ii)   Glass
                                                  Any glass in the windows doors
                                                  and partition now or hereafter
                                                  on or in the Property for its
                                                  full replacement value;
                                           (iii)  Water Damage
                                                  Against damage to stock
                                                  fixtures and fittings for the
                                                  full insurable value occurring
                                                  in respect of the use or
                                                  misuse of the fire sprinkler
                                                  system installed within the
                                                  Property or the incursion or
                                                  water therein; and
                                           (iv)   Tenant's Fittings
                                                  The Tenant's fittings and
                                                  equipment within the Property
                                                  against fire and extraneous
                                                  perils for their full
                                                  replacement value.
                                    (b)    The policy or policies of such
                                           insurance shall be effected with an
                                           insurance company duly registered
                                           with the Insurance Authority under
                                           the Insurance Companies Ordinance,
                                           Chapter 41 of the Laws of Hong Kong
                                           subject to the prior approval of the
                                           Landlord which approval shall not be
                                           unreasonable withheld and further
                                           endorsed to show the Landlord as
                                           joint insured and the said policy or
                                           policies of insurance shall contain
                                           a clause to the effect that the
                                           insurance cover thereby effected and
                                           the terms and conditions thereof
                                           shall not be cancelled modified or
                                           restricted without the prior consent
                                           of the Landlord. The Tenant hereby
                                           further undertakes to produce to the
                                           Landlord as and when required by the
                                           Landlord such policy or policies of
                                           insurance together with a receipt
                                           for the last payment of premium and
                                           a certificate from the insurance
                                           company that the policy is fully
                                           paid up and in all respects valid
                                           and subsisting and to cause all
                                           monies received by virtue of any
                                           such insurance to be forthwith paid
                                           to the Landlord and that if the
                                           Tenant shall at any time fail to
                                           keep the Property insured as
                                           aforesaid the Landlord may do all
                                           things necessary to effect and
                                           maintain such insurance and any
                                           monies spent by the Landlord for
                                           that purpose shall be repayable by
                                           the Tenant on demand and be
                                           recoverable forthwith by the
                                           Landlord by action.
NOT TO                     (20)     Not to encumber or obstruct or permit to be
OBSTRUCT                            encumbered or obstructed with any boxes,
COMMON                              dust bins, merchandise, goods, machines,
AREAS                               articles, packaging or obstruction of any
                                    kind or nature any of the entrances, lifts, staircases, landings and passages, lobbies or other parts of the Building, or in any place which is not hereby exclusively let to the Tenant.

TO OBSERVE OTHER           (21)     Nor to do or suffer any act which shall
DEEDS                               amount to a breach or non-performance or
                                    non-observance of any negative or
                                    restrictive convenant contained in the Crown
                                    Lease or Conditions under which the ground
                                    upon which the Building is erected is held
                                    from the Crown or of any covenant term or
                                    condition contained in the Deed of Mutual
                                    Covenant and the Management Agreement (if
                                    any) and the House Rules (if any) in respect
                                    of the Building.
TO PAY COST OF             (22)     To pay to the Landlord on demand all costs
CLEARING DRAINS                     incurred by the Landlord in cleansing or
                                    clearing any of the drains, pipes or
                                    sanitary or plumbing apparatus choked or
                                    stopped up owing to the careless or improper
                                    use or neglect by the Tenant or any
                                    employee, agent or licensee of the Tenant.
TO PROTECT                 (23)     To take all reasonable precautions to
PROPERTY                            protect the Property against damage by storm
                                    or typhoon or the like.
TO PERMIT                  (24)     To permit upon reasonable notice at any time
VIEWING                             during the last three months of the Term
                                    (howsoever determined) the Landlord and all
                                    persons authorised by the Landlord including
                                    prospective purchasers and tenants to view
                                    the Property without interruption.
TO PAY                     (25)     To pay all costs charges and expenses
LANDLORD                            (including any professional fees) incurred
COSTS                               by the Landlord in relation or incidental
                                    to :-
                                    (a)      any application by the Tenant for
                                             any licence or consent under this
                                             Agreement (whether or not the same
                                             be granted or refused or proffered
                                             subject to any condition), and
                                    (b)      the recovery or attempted recovery
                                             of arrears of rent or other sums
                                             due from the Tenant.

NOT TO ALTER               (26)     Not to make or cause to make or connive at
                                    any alterations structural to the Property and not to put up any partition or other erection or installation or electrical circuit on any part of the Property without the consent in writing of the Landlord. If the Landlord shall give consent to such alteration, partition or erection it shall in any event be subject to :-
                                    (i)      the condition that the Tenant shall
                                             not cause any damage to the
                                             Property or any part thereof in
                                             addition to such other conditions
                                             as the Landlord shall think fit to
                                             impose; and
                                    (ii)     also the condition that the prior
                                             approval or consent is obtained
                                             from the Building Authority, Fire
                                             Services Department, Labour
                                             Department or any other relevant
                                             authority for such alteration or
                                             partition.

NOT TO USE AS              (27)     Not to use or allow to be used the Property
DOMESTIC                            or any part thereof to prepare any food or
PREMISES                            as sleeping quarters or as domestic premises
                                    and not to allow any person to remain in the
                                    Property overnight except the Tenant's night
                                    watchman.
NOT TO                     (28)    (a)   Not to exhibit or display on or in the
EXHIBIT OR                               Property any signboard,

DISPLAY SIGNBOARD                          nameplate, advertisement, or other
                                           device whether illuminated or not
                                           which shall cause nuisance to other
                                           person or trespass upon other
                                           people's property.
                                    (b)    Subject to sub-clause (c) hereinafter
                                           following not to put up any signboard
                                           other than that of a suitable sign
                                           showing the Tenant's trading
                                           name and business.
                                    (c)    not to affix to put up or display any
                                           signboard, sing, decorations or
                                           other thing whatsoever outside the
                                           Property or any door wall pier or
                                           window except with the approval of
                                           the Landlord. The Landlord shall
                                           have absolute discretion in granting
                                           or refusing such approval and any
                                           approval to be granted shall be
                                           subject to such conditions as the
                                           Landlord may think fit. The Tenant
                                           shall pay the Landlord immediately
                                           upon demand the reasonable costs
                                           incurred by the Landlord in affixing
                                           repairing or replacing as necessary
                                           the Tenant's name in lettering or
                                           characters upon the appropriate
                                           directory boards in or on the
                                           Building. The Landlord shall have
                                           the right to remove at the cost and
                                           expense of the Tenant any signboard,
                                           sign, decoration or thing which
                                           shall be affixed put up or displayed
                                           without the prior approval of the
                                           Landlord.
TO YIELD UP                (29)     At the expiration or sooner determination of
                                    this Agreement to deliver up to the Landlord vacant possession of the Property in its original state and in good and tenantable state of repair and condition (fair wear and tear excepted) and all the keys of the Property together with any additional fixtures, fitting, erections alterations or improvements which the Tenant may with the consent of the Landlord as aforesaid have made upon or in the Property without payment of any compensation for such additional erections alterations or improvements
                                    Provided Always that the Landlord may at the expiration or sooner determination of this Agreement on giving reasonable notice require the Tenant to remove such additional fixtures, fittings, erections, alterations or improvements at the cost and expense of the Tenant.

TO COMPLY WITH             (30)     At the Tenant's expense to comply in all
LAWS                                respects with the provisions and
                                    requirements of the Buildings Ordinance,
                                    Chapter 123 and the Town Planning Ordinance,
                                    Chapter 31 or any statutory modification or re-enactment thereof for the time being in force and any regulations or orders made thereunder relating to the use or occupation by the Tenant hereunder and to indemnify (as well after the expiration of the Term by effluxion of time or otherwise as during its continuance) and to keep the Landlord indemnified against all liability whatsoever including costs and expenses in respect of any contravention thereof.

NOT TO                     (31)     Not to block up darken or obstruct or
OBSTRUCT                            obscure any windows or lights belonging

LIGHT to the Property without having obtained the express written consent of the Landlord which consent may be given subject to such conditions as the Landlord may in its absolute discretion impose.

LANDLORD            4.     The Landlord hereby agrees with the Tenants as
OBLIGATIONS                follows :-
TO PAY CROWN RENT          (1)      To pay the Crown rent and property Tax
                                    attributable to or payable in respect of the
                                    Property.
QUIET             (2)      That the Tenant paying the Rent as aforesaid and
ENJOYMENT                  observing and performing the agreements stipulations
                           terms and conditions herein contained and on the
                           Tenant's part to be observed and performed shall
                           peaceably hold and enjoy the Property during the Term
                           without any interruption by the Landlord or any
                           person lawfully claiming under or in trust for the
                           Landlord.
TO REPAIR         (3)      To maintain and keep the main structure of the
EXTERIOR                   Property and every part of such main structure in
                           proper and tenantable repair and condition (except the doors and window) PROVIDED that :
                           (a)      The Landlord's liability hereunder shall not
                                    be deemed to have arisen unless and until written notice of any want of repair of the same shall have been previously given by the Tenant to the Landlord and the Landlord shall have failed to take steps to repair the same after the lapse of a reasonable time.
                           (b)      Notwithstanding anything to the contrary as
                                    contained in this clause it shall be the responsibility and liability of the Tenant to repair and make good at its own expense all defects, want of repair and damages caused by ;the act default neglect or omission of the Tenant and all persons authorized or permitted by the Tenant to use the Property.
                           (c)      The Landlord shall not be required to
                                    repaint or whitewash any external part of the Property unless required to do so by any Government Authorities or under the Deed of Mutual Covenant relating to Property.

OTHER               5.     IT IS HEREBY EXPRESSLY AGREED as follows :-
STRIPULATIONS
RE-ENTRY ON                (1)      If at any time during the Term :
DEFAULT
                                    (a)    the rent hereby agreed to be paid or
                                           any part thereof shall be unpaid for
                                           five days after the same shall become
                                           payable (whether legally or formally
                                           demanded or not), or
                                    (b)    the Tenant shall fail or neglect to
                                           observe or perform any of the
                                           agreements, stipulations terms and
                                           conditions herein contained and on
                                           the Tenant's part to be observed
                                           and performed, or

                                    (c)    the Tenant (being an individual)
                                           shall become bankrupt or (being a
                                           corporation) shall go into
                                           liquidation whether compulsory or
                                           voluntary (save the voluntary
                                           liquidation of a solvent company for
                                           the purposes of amalgamation or
                                           reconstruction) or otherwise become
                                           insolvent or make any composition or
                                           arrangement with creditors or shall
                                           suffer any execution to be levied on
                                           the Property or otherwise on the
                                           Tenant's goods,
                                    then and in any such case it shall be lawful
                                    for the Landlord at any time thereafter to
                                    re-enter the Property or any part thereof in
                                    the name of the whole whereupon this tenancy
                                    shall absolutely cease and determine but
                                    without prejudice to any right of action of
                                    the Landlord in respect of any outstanding
                                    breach or non-observance or non-performance
                                    of any of the agreement, stipulations terms
                                    and conditions herein contained and on the
                                    Tenant's part to be observed and performed
                                    to the Landlord's right to deduct all loss
                                    damage and proper expenses thereby incurred
                                    from the Deposit paid by the Tenant in
                                    accordance with clause 7 thereof.
INTEREST ON                (2)      If the Rent or any other sum payable by the
ARREARS                             Tenant to the Landlord under this Agreement
                                    shall not be paid after becoming due the
                                    same shall be payable with interest thereon
                                    at the rate per annum of 2% above the prime
                                    rate for the time being from the date when
                                    it was due to the date on which it is
                                    actually paid.
NOTICE OF RE-ENTRY         (3)      A written notice served by the Landlord on
                                    the Tenant in manner hereinafter mentioned
                                    to the effect that the Landlord thereby
                                    exercises the power of re-entry herein
                                    contained shall be a full and sufficient
                                    exercise of such power without actual
                                    physical entry on the part of the Landlord.
NON-WAIVER                 (4)      Acceptance of rent by the Landlord or any
                                    act omission or acquiescence on the part of the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance of the agreements stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed.

LANDLORD NOT               (5)      (a)    The Landlord shall not be under any
LIABLE FOR DAMAGE                          liability whatsoever to the Tenant or
                                           any member of the Tenant's family or
                                           any servant, licensee, agent,
                                           visitor, guest, customer, or invitee
                                           of the Tenant's, or any person
                                           claiming any right title or interest
                                           under the Tenant :
                                        (i)       for the payment of any claim
                                                  for compensation arising out
                                                  of the operation of this
                                                  Agreement or any provision
                                                  hereof; or
                                        (ii)      for any damage or injury which
                                                  may be sustained by the Tenant
                                                  or by any such person or
                                                  persons as aforesaid on
                                                  account of the defective or
                                                  damaged condition of the
                                                  Property or the Landlord's
                                                  fixtures therein or any lift
                                                  or any part thereof and in
                                                  particular the Landlord shall
                                                  not be responsible to the
                                                  Tenant or any person or
                                                  persons as aforesaid for any
                                                  damage caused by or through or
                                                  in anywise owing to any
                                                  typhoon leakage of water or
                                                  electric current from the
                                                  water pipes or electric wiring
                                                  or cable situated upon or in
                                                  anyway connected with the
                                                  Property unless such damage
                                                  shall result from the breach
                                                  by the Landlord of one or more
                                                  obligations hereby imposed
                                                  after notice requiring
                                                  compliance shall have been
                                                  given and there shall not have
                                                  been compliance within a
                                                  reasonable time.
                                    (b)     For the security or safekeeping of
                                            the Property or any contents therein
                                            and in particular but without
                                            prejudice to the generality of the
                                            foregoing the provision by the
                                            Landlord of watchmen and caretakers
                                            or any mechanical or electrical
                                            systems of alarm of whatsoever
                                            nature if any shall not create any
                                            obligation on the part of the
                                            Landlord as to the security of the
                                            Property or any contents therein and
                                            the responsibility for the safety of
                                            the Property or any contents therein
                                            shall at all times rest with the
                                            Tenant.
ACTS OF                    (6)      For the purposes of this Agreement any act,
TENANT'S                            default, neglect or omission of any guest,
AGENTS                              visitor, servant, agent, licensee or invitee
                                    of the Tenant shall be deemed to be the act,
                                    default, neglect or omission of the Tenant.
ARREARS OF RENT            (7)      The rent payable in respect of the property
                                    shall be and be deemed to be in arrear if
                                    not paid in advance at the times and in
                                    manner herein provided for payment thereof.
NOTICES FOR                (8)      During the three months immediately
RE-LETTING                          preceding the expiration of the Term (or
                                    sooner if the rent or any part thereof shall
                                    be in arrear and unpaid for upwards of one
                                    calendar month) the Landlord shall be at
                                    liberty to enter the Property and affix and
                                    maintain without interference upon any
                                    external part of the Property a notice
                                    stating that the Property is to be let or
                                    sold and such other information in
                                    connection therewith as the Landlord shall
                                    reasonable require.
SERVICE OF NOTICES         (9)      Any notice required to be served hereunder
                                    shall, if to be served on the Tenant, be sufficiently served if addressed to the Tenant and sent by prepaid post to or delivered at the Property or the Tenant's last known place of business or residence in Hong Kong and, if to be served on the Landlord shall be sufficiently served if addressed to the Landlord and sent by prepaid post to or delivered at the Landlord's last known place of business or residence in Hong Kong. A notice sent by post shall be deemed to be given at the time and date of posting.

COSTS AND STAMP            (10)     (a)    All costs of the preparation of and
DUTY                                       incidental to this Agreement shall be
                                           borne by the Landlord and the Tenant
                                           in equal shares.
                                    (b)    The stamp duty on this Agreement and
                                           its counterpart and registration fees
                                           (if any) shall be borne by the
                                           Landlord and the Tenant in equal
                                           shares.
NO WARRANTY OF             (11)     Nothing in this Agreement or in any consent
USER                                granted by the Landlord under this Agreement
                                    shall imply or warrant that the Property may
                                    be used for the purpose herein authorised
                                    (or any purpose subsequently authorised)
                                    under any legislation's or statutory
                                    regulations.
SALE OF UNCLAIMED          (12)     In after the Tenant has vacated the Property
ARTICLES                            at the expiration or sooner determination
                                    of the Term any effect or article of the
                                    Tenant remains in or on the Property, and
                                    the Tenant fails to remove it within seven
                                    days after being requested by the Landlord
                                    so to do, or if after using its best
                                    endeavours the Landlord is unable to make
                                    such a request to the Tenant within fourteen
                                    days from the first attempt so made by the
                                    Landlord :
                                    (a)     the Landlord may as the agent of the
                                            Tenant sell or otherwise dispose of
                                            such effect or article, provided
                                            that the Tenant will indemnify the
                                            Landlord against any liability
                                            incurred by the Landlord arising out
                                            of any such sale or disposition or
                                            to any third party whose effect or
                                            article shall have been sold by the
                                            Landlord in the bona fide mistaken
                                            belief (which shall be presumed
                                            unless the contrary be proved) that
                                            such effect or article belonged to
                                            the Tenant and that all costs and
                                            expenses of and incidental to any
                                            such sale or disposition shall be
                                            borne by the Tenant and be first
                                            deducted from the proceeds of sale
                                            or disposition,
                                    (b)    if the Landlord having made
                                           reasonable efforts is unable to
                                           locate the Tenant the Landlord shall
                                           be entitled to retain the said
                                           proceeds of sale or disposition
                                           absolutely unless the Tenant shall
                                           claim the same within three months of
                                           the date upon which the Tenant
                                           vacated the Property, and
                                    (c)    the Tenant shall indemnify the
                                           Landlord against any damage
                                           occasioned to the Property or the
                                           Building or any adjacent or
                                           neighbouring premises of the Landlord
                                           and any actions, claims, proceedings,
                                           cost, expenses and demands made
                                           against the Landlord caused by or
                                           related to the presence of the effect
                                           or article in or on the Property.
STATE OF PROPERTY          (13)     The Tenant shall take the Property in its
                                    present decorative repair and condition.
KEY MONEY                  (14)     The Tenant hereby expressly declares that it
                                    has paid no premium, construction fee, key money or other sum of money of a similar nature to the Landlord or other person or persons authorised by the

                                    Landlord for the possession of the Property
                                    or for the granting of this tenancy.
NEW TENANCY                (15)     Any acceptance of rent by the Landlord on or
                                    after expiration of the Term shall not
                                    create any new tenancy or renewal or
                                    extension of the existing tenancy unless written agreement has been signed between the parties hereto to show otherwise.

ABATEMENT OF RENT   6.     Should the Property or part thereof be rendered unfit
                           for use and occupation by any cause not attributable to the negligence or default of the Tenant, the Rent or part thereof proportionate to the part unfit for use and occupation shall abate and cease to be payable until the Property shall have been again rendered fit for occupation and if already paid shall be refunded by the Landlord to the Tenant without interest until the Property shall again be rendered fit for habitation and use. Provided that nothing herein shall impose on the Landlord any obligation to repair or reinstate the Property or any part thereof and if the Property shall not be repaired or reinstated within a period of three month from the time when the Property shall be rendered unfit for habitation the Tenant or the Landlord may terminate the Agreement in which event the Tenant shall deliver up vacant possession of the Property to the Landlord and notwithstanding any statutory provision to the contrary neither party shall have any claim against the other of them for damages compensation or otherwise apart from rights of action already accrued before such termination of this Agreement.

PAYMENT OF DEPOSIT  7.     The Tenant shall on the signing hereof pay to and
                           maintain at all times during the Term with the
                           Landlord the Deposit to secure the due observance
                           and performance by the Tenant of the agreements
                           stipulations terms and conditions herein contained
                           and on the Tenant's part to be observed and
                           performed. The Deposit shall be retained by the
                           Landlord throughout the Term free of any interest to
                           the Tenant with power for the Landlord, without
                           prejudice to any other right of remedy hereunder to
                           deduct therefrom the amount of any cost expense loss
                           or damage sustained by the Landlord as a result of
                           any non-observance or non-performance by the Tenant
                           of any such agreements stipulations terms or
                           conditions. Subject as aforesaid and to clause 8
REPAYMENT OF               hereof, the Deposit shall be refunded to the
DEPOSIT                    Tenant by the Landlord within fourteen days
                           after the expiration or sooner determination of the Term and the delivery of vacant possession of the Property to the Landlord or within fourteen days of the settlement of the last outstanding claim by the Landlord against the Tenant in respect of any breach, non-observance or non-performance of any of the agreements, stipulations terms or conditions and on the part of the Tenant to be observed and performed whichever is the later.

WAIVER OF CLAIM     8.     (a)      It is agreed and declared that if at any
FOR DEPOSIT                         time during the Term the Landlord shall
                                    assign the Landlord's interest in the
                                    reversion
                                    immediately expectant upon the Term and if the Landlord shall also transfer to the assignee of the reversion the Deposit or such part thereof as is then held by the Landlord under this Agreement, forthwith upon such transfer of the Deposit or such part thereof as aforesaid and provided that a notice containing particulars of the same shall have been served on the Tenant the Landlord shall be absolutely discharged and exonerated from the Landlord's obligation to refund the Deposit to the Tenant Contained in clause 7 hereof and the Tenant shall waive all its rights and claims hereunder against the Landlord in respect of the Deposit.
                           (b)      The Tenant hereby irrevocably consents and
                                    authorises such transfer of the Deposit or such part thereof as aforesaid and undertakes and agrees to enter into an agreement in such form, with such party or parties and at such time as the Landlord may reasonably require to give better effect to the provisions of sub-clause (a) above.

                  AS WITNESS the hands of the parties hereto on the date specified as the Date of Agreement in the Particulars.

SIGNED by the Landlord                  )
                                        )
CHU KI KWAN                             )                 Chu Ki Kwan
                                        )
                                        )
LEUNG SHUK KUEN                         )                 Leung Shuk Kuen
                                        )
                                        )
in the presence of :-                   )



WITNESS           Farra Chan



SIGNED by the Tenant                    )
                                        )
For and on behalf of                    )
TOYMAX (H.K.) LIMITED                   )                 Harvey Goldberg
                                        )
                                        )
                                        )
                                        )
in the presence of :-                   )



WITNESS           Farra Chan

RECEIVED on the date stated as the Date of        )
Agreement in the Particulars written of and from  )
the Tenant the sum of HONG KONG DOLLARS           )
SEVENTY FIVE THOUSAND SIX HUNDRED                 )  HK$75,680.00    Chu Ki Kwan
EIGHT YONLY  being the security deposit           )
above expressed to be paid by the Tenant to the   )
Landlord                                          )




WITNESS to the signature :-         Farra Chan

                                 FIRST SCHEDULE



Units 1107 and 1108 (partial), 11th Floor, Concordia Plaza, 1 Science Museum Road, Tsimshatsui East, Kowloon.

SECOND SCHEDULE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Tenant is obliged to pay expenses as stipulated under Clause No. 3(2), 3(3), and 3(4) in this agreement, in respect of the entire unit no. 1108 on 11th Floor, Concordia Plaza, 1 Science Museum Road, Tsimshatsui East, Kowloon including but not limiting to the following expenses:

         Premises management fee
         Premises air-conditioning charges
         Government rates
         Utilities, including water, electricity, gas, etc.

All such additional costs incurred as a result of the requirement of the tenant solely shall be borne solely by the tenant, for example, additional air-conditioning charges as a result of special request, etc.